                     HILTON HOTELS CORPORATION

                 __% Convertible Subordinated Notes
                              Due 2006


                      UNDERWRITING AGREEMENT


                                                        May __, 1996


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MONTGOMERY SECURITIES
SALOMON BROTHERS INC
SCHRODER WERTHEIM & CO.
  INCORPORATED
As representatives of the
several underwriters named in
Schedule I hereto
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

            Subject to the terms and conditions herein contained, Hilton Hotels Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Montgomery Securities, Salomon Brothers Inc and Schroder Wertheim & Co. Incorporated (the "Representatives") and the several underwriters listed on Schedule I hereto (collectively with the Representatives, the "Underwriters") an aggregate of $500,000,000 principal amount of its ___% Convertible Subordinated Notes due 2006 (the "Firm Securities"). The Company also proposes to sell to the Underwriters not more than $75,000,000 aggregate principal amount of additional __% Convertible Subordinated Notes due 2006, of the Company (the "Additional Securities" and, together with the Firm Securities, the "Securities"), if requested by the Underwriters as provided in Sections 2 and 3 hereof. The Securities are to be issued pursuant to the provisions of an Indenture to be dated as of May __, 1996, by and between the Company and the Bank of New York, as Trustee (the "Trustee") (the "Indenture"), pursuant to which the Securities will be convertible at the option of the holders thereof, into shares of the Company's common stock, par value $2.50 per share (the "Common Stock").

          1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated pursuant thereto (collectively, the "Act"), a registration statement on Form S-3 (No. 333-02321), with respect to the Securities including the Common Stock issuable upon conversion thereof, including a preliminary prospectus, subject to completion, relating to the Securities including the Common Stock issuable upon conversion thereof. The registration statement, as amended at the time it becomes effective or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness (including in each case all documents incorporated or deemed incorporated by reference therein, if any, all financial statements and exhibits, and the information, if any, contained in a prospectus or term sheet subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be a part of the registration statement at the time of its effectiveness pursuant to Rule 430A or Rule 434 under the Act (as applicable), and any additional registration statement relating to the issuance of additional Securities filed pursuant to Rule 462(b) under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus, constituting a part of the Registration Statement at the time it became effective, or such revised prospectus as shall be provided to the Underwriters for use in connection with the offering of the Securities including the Common Stock issuable upon conversion thereof that differs from the prospectus on file with the Commission at the time the Registration Statement became effective including, in each case, all documents incorporated or deemed incorporated by reference therein, if any, and including any prospectus subject to completion and any term sheet meeting the requirements of Rule 434(c), filed pursuant to Rule 424(b), in the form used to confirm sales of the Securities, whether or not filed with the Commission pursuant to Rule 424(b) under the Act, is hereinafter referred to as the "Prospectus."

            2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the Firm Securities in the respective amounts set forth opposite their names on Schedule I hereto, plus such amount as they may individually become obligated to purchase pursuant to Section 8 hereof, at a purchase price equal to ___% of the principal amount thereof (the "Purchase Price").

            On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters, and the Underwriters shall have a right to purchase, severally and not jointly, up to all of the Additional Securities from the Company at the Purchase Price. Additional Securities may be purchased, from time to time, as provided in Section 3 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. Each Underwriter, severally and not jointly, agrees to purchase the principal amount of Additional Securities (subject to such adjustment to eliminate partial Securities as the Representatives may determine) which bears the same proportion to the total principal amount of Additional Securities to be purchased as the principal amount of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto bears to the total principal amount of Firm Securities.

            The Company hereby agrees, and, concurrently with the execution of this Agreement, shall deliver an agreement executed by (i) each of the Company's directors, officers and stockholders listed on Schedule II hereto, pursuant to which each such person agrees, not to, directly or indirectly, offer, sell, contract to sell, grant any warrant, right, or option to purchase or sell or otherwise dispose of (whether directly or synthetically), without the prior written consent of DLJ, any shares of Common Stock owned by such person or with respect to which such person has the power of disposition, or any securities convertible into or exercisable or exchangeable for, or warrants, options, or rights to purchase or acquire, Common Stock owned by such person or with respect to which such person has the power of disposition, or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any Common Stock, or enter into any agreement to do any of the foregoing or file a registration statement with respect to any of the foregoing (whether directly or synthetically), for a period of 90 days after the date of the Prospectus, except pursuant to this Agreement.

            3. DELIVERY AND PAYMENT. Delivery to the Underwriters of and payment for the Firm Securities shall be made at 10:00 A.M., New York City time, on the third or fourth business day, unless otherwise permitted by the Commission pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (collectively, the "Exchange Act") (such time and date being referred to as the "Closing Date"), following the date of the initial public offering of the Firm Securities including the Common Stock issuable upon conversion thereof as advised by you to the Company, at the Office of the DLJ at 277 Park Avenue, New York, New York 10172, or such other place as you shall reasonably designate. The Closing Date and the location of delivery of, and the form of payment for, the Securities may be varied by agreement between the Representatives and the Company.

            Delivery to the Underwriters of and payment for any Additional Securities to be purchased by the Underwriters shall be made at such place as DLJ shall designate, from time to time, at 10:00 A.M., New York City time, on such date or dates (each, an "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, as shall be specified in a written notice from DLJ to the Company of the Underwriters' determination to purchase a certain principal amount, specified in said notice, of Additional Securities. Such notice may be given at any time and from time to time not later than 30 days after the date of this Agreement, PROVIDED that no Option Closing Date shall be earlier than two business days nor later than ten business days after such notice. Any Option Closing Date and the location of delivery of and payment for any Additional Securities may be varied by agreement between you and the Company.

            The Securities in definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date, or, if applicable, each Option Closing Date, and shall be made available to you at the offices of DLJ (or at such other place as shall be acceptable to you) for inspection not later than 10:00 A.M., New York City time, on the business day next preceding the Closing Date or, if applicable, such Option Closing Date. The Securities shall be delivered to you on the Closing Date or, if applicable, such Option Closing Date, with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for your account against payment of the Purchase Price in currently available funds to the order of the Company.

            4. AGREEMENTS OF THE COMPANY. The Company agrees with each of you that:

                  (a) It will, if the Registration Statement has not heretofore become effective under the Act, and if otherwise necessary or required by law, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A of the Act, a post-effective amendment to the Registration Statement, in each case as soon as practicable after the execution and delivery of this Agreement, and it will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. If the Registration Statement has become effective and the Company, omitting from the Prospectus certain information in reliance upon Rule 430A of the Act, elects not to file a post-effective amendment pursuant to Rule 430A of the Act, it will file the form of Prospectus required by Rule 424(b) of the Act within the time period specified by Rule 430A and Rule 424(b) of the Act. The Company will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A, and if applicable, Rule 462, of the Act.

                  (b) It will advise you promptly and, if requested by any of you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 of the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission or any state securities commission or any other regulatory authority that relate to the Registration Statement or requests by the Commission or any state securities commission or any other regulatory authority for any amendment or supplement to the Registration Statement or any amendment or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Securities, including the Common Stock issuable upon conversion thereof, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or any other regulatory authority and (iv) of the happening of any event during the period referred to in paragraph (d), below, which makes any statement of a material fact made in the Registration Statement untrue or which requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus untrue or which requires the making of any addition to or change in the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period in your reasonable judgment as a prospectus is required to be delivered in connection with sales of the Securities by an Underwriter or a dealer, it will furnish to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as you may reasonably request for the purposes contemplated by the Act and the Exchange Act.

                  (d) If during such period as in your judgment you are required to deliver a prospectus in connection with offers or sales of the Securities including the Common Stock issuable upon conversion thereof by you any event shall occur as a result of which it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing as of the date the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, it will promptly prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, and will comply with applicable law, and will furnish to you without charge such number of copies thereof as you may reasonably request.

                  (e) It will make generally available to its security holders, as soon as reasonably practicable and for the time period specified by Rule 158 under the Act, a consolidated earnings statement which shall satisfy the provisions of Section 11(a) and Rule 158 of the Act and to advise you in writing when such statement has been made available.

                  (f) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, it will pay and be responsible for all costs, charges, liabilities, expenses, fees and taxes incurred in connection with or incident to (i) the printing, filing, distribution and delivery under the Act or the Exchange Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements thereto, (ii) the registration with the Commission and the issuance and delivery of the Securities, including the Common Stock issuable upon conversion thereof, (iii) the preparation, printing, execution, distribution and delivery of this Agreement, the Indenture, any memoranda describing state securities or Blue Sky Laws and all other agreements, memoranda, reports, correspondence and other documents printed, distributed and delivered in connection with the offering of the Securities including the Common Stock issuable upon conversion thereof, (iv) the registration or qualification of the Securities including the Common Stock issuable upon conversion thereof, for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph (i), below (including, in each case, the fees and dis-bursements of counsel relating to such registration or qualification and memoranda relating thereto and any filing fees in connection therewith), (v) furnishing such copies of the Registration Statement (including exhibits), Prospectus and preliminary prospectuses, and all amendments and supplements to any of them, including any document incorporated by reference therein, as may be requested by the Underwriters or by dealers, (vi) the listing of the Securities including the Common Stock issuable upon conversion thereof, if any, on the New York Stock Exchange and the Pacific Stock Exchange, (vii) the rating of the Securities by investment rating agencies, (viii) any "qualified independent underwriter" as required by Schedule E of the Bylaws of the National Association of Securities Dealers, Inc. (the "NASD")(including fees and disbursements of counsel for such qualified independent underwriter) (if required) and (ix) the performance by the Company of its other obligations under this Agreement, including (without limitation) the fees of the Trustee, the cost of its personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities and any shares of Common Stock issuable upon conversion of the Securities, and all expenses and taxes incident to the sale and delivery of the Securities to the Underwriters.

                  (g) It will furnish to each of the Representatives, without charge, two (2) signed copies (plus one additional signed copy to your legal counsel) of the Registration Statement as first filed with the Commission and of each amendment or supplement to it, including each post-effective amendment and all exhibits filed therewith, and will furnish to each of the Representatives such number of conformed copies of the Registration Statement as so filed and of each amendment to it, including each post-effective amendment, but without exhibits, as you may reasonably request.

                  (h) It will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus, of which you shall not previously have been advised and provided a copy within a reasonable period of time prior to the filing thereof or to which you shall reasonably object in writing; and it will prepare and file with the Commission, promptly upon your reasonable request, any amend-ment or supplement to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and will use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible.

                  (i) Prior to any public offering of the Securities, it will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale by the Underwriters under the state securities or Blue Sky laws of such jurisdictions as you may request. The Company will continue such qualification in effect so long as required by law for distribution of the Securities and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (PROVIDED that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified nor to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject).

                  (j) It will timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Exchange Act to effect the registration of the Securities pursuant thereto, and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offer or sale of Securities.

                  (k) It will cause the Securities to be listed on the New York Stock Exchange (the "NYSE") and will use its best efforts to maintain such listing while any of the Securities are outstanding.

                  (l) It will cause the Common Stock issuable upon conversion of the Securities to be listed on the NYSE and will use its best efforts to maintain such listing while any of the Common Stock is outstanding.

                  (m) So long as any of the Securities are outstanding, it will mail to each of the Underwriters, without charge, a copy of each report or such other publicly available information furnished to holders of the Securities, or filed with the Commission, whether or not required by law or pursuant to the Indenture, and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request, at the same time as such reports or other information are furnished to such holders.

                  (n) During the period beginning on the date of this Agreement and continuing to and including the later of the Closing Date or the last Option Closing Date, if any, to occur, there shall not have been any transactions entered into by the Company or any of its subsidiaries, which are material with respect to the Company and its subsidiaries, taken individually or as a whole, other than those undertaken in the ordinary course of business, and, except for regular dividends declared and paid consistently with past practices, there shall not have been any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (o) It will not voluntarily claim, and will actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

                  (p) It will use the proceeds from the sale of the Securities in the manner described in the Prospectus under the caption "Use of Proceeds."

                  (q) During the period referred to in paragraph (n), it will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants, rights, or options to purchase debt securities of the Company (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without your prior written consent.

                  (r) It will use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and each Option Closing Date, as the case may be, and to satisfy all conditions precedent on its part to the delivery of the Securities.

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            5.  REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to each Underwriter that:

                  (a) When the Registration Statement becomes effective, including on the date of any post-effective amendment, at the date of the Prospectus (if different), at the Closing Date and at each Option Closing Date, as the case may be, the Registration Statement will comply in all material respects with the provisions of the Act, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and each supplement or amendment thereto will not at the date of the Prospectus, at the date of any such supplement or amendment, at the Closing Date and at each Option Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment to them) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through DLJ expressly for use therein or the Form T-1. The Company acknowledges for all purposes under this Agreement (including this paragraph and Section 6 hereof) that the statements with respect to price and discount and the last paragraph on the cover page of the Prospectus and the statements set forth in the third paragraph and the third and fourth sentence of the fifth paragraph under the caption "Underwriting" in the Prospectus constitute the only written information furnished to the Company by or on behalf of any Underwriter through DLJ expressly for use in the Registration Statement, the preliminary prospectus, or the Prospectus (or any amendment or supplement to any of them) pertaining to any arrangement or agreement with respect to any party other than the Underwriters, and that the Underwriters shall not be deemed to have provided any other information (and therefore are not responsible for any statements or omissions). When the Registration Statement becomes effective, including at the date of any post-effective amendment, at the date of the Prospectus and any amendment or supplement thereto (if different), at the Closing Date and at each Option Closing Date, as the case may be, the Indenture will have been qualified under and will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated pursuant thereto (collectively, the "TIA"). No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement has not been described and filed as required.

                  (b) Incorporated Documents. The documents incorporated by reference into the Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (c) Each preliminary prospectus and the Prospectus, filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 or Rule 430A under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act.

                  (d) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental body, agency or official which prevents the issuance of the Securities or the Common Stock issuable upon the conversion thereof, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the sale of the Securities or the Common Stock issuable upon the conversion thereof in any jurisdiction referred to in Section 4(i) hereof; no injunction, restraining order, or order of any nature by any Federal or state court has been issued with respect to the Company or any of its subsidiaries (each, a "Subsidiary" and, collectively, the "Subsidiaries") which would prevent or suspend the issuance or sale of the Securities or the Common Stock issuable upon the conversion thereof, the effectiveness of the Registration Statement, or the use of any preliminary prospectus or Prospectus in any jurisdiction referred to in Section 4(i) hereof; no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official, domestic or foreign, is pending against or, to the best of the Company's knowledge, after due inquiry, threatened against, the Company or any of the Subsidiaries which, if adversely determined, could interfere with or adversely affect the issuance of the Securities or the Common Stock issuable upon the conversion thereof or in any manner draw into question the validity of this Agreement, the Indenture or the Securities or the Common Stock issuable upon the conversion thereof; and the Company has complied with every request of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement or the Prospectus or otherwise) in all material respects.

                  (e) The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms (assuming the due execution and delivery thereof by the Trustee), will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable.

                  (f) The Securities have been duly authorized by the Company and, on the Closing Date and the Option Closing Date, if any, will have been duly executed by the Company and will, when issued, executed, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, constitute legal, valid and binding obligations of the Company, enforceable against the Company according to their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable, will be entitled to the benefits of the Indenture and will conform in all material respects to the description thereof in the Prospectus.

                  (g) This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that indemnification from liability in connection with the Federal securities laws may be unenforceable.

                  (h) The execution and delivery of this Agreement, the Indenture and the Securities by the Company, the issuance and sale of the Securities, the performance of this Agreement and the Indenture and the consummation of the transactions contemplated by this Agreement and the Indenture will not (1) conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Significant Subsidiaries or any of the terms or provisions of, or (2) constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien") with respect to, any obligation, bond, agreement, note, debenture, or other evidence of indebtedness, or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject, or (3) contravene any order of any court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative regulation or decree or court decree applicable to the Company or any of the

Subsidiaries, or any of their respective assets or properties except, in the case of clause (3) above, for such conflicts or violations which would not have a Material Adverse Effect.

                  (i) No authorization, approval or consent or order of, or filing with, any court or governmental body, agency or official is necessary in connection with the transactions contemplated by this Agreement, including the Nevada Gaming Commission (the "NGC"), the Nevada State Gaming Control Board ("NGCB"), the Clark County Liquor and Gaming Licensing Board ("CCLB"), the City of Reno ("Reno"), the Louisiana Gaming Control Board ("LGCB"), the Missouri Gaming Commission ("MGC") and the Ontario Casino Commission ("OCC"), the NGC, NGCB, CCLB, Reno LGCB, MGC and OCC are hereinafter collectively referred to as the "Gaming Authorities") except (i) such as may be required by the NASD or have been obtained and made under the Act, the TIA or state securities or Blue Sky laws or regulations and (ii) for such approval under the Nevada Control Act and the regulations promulgated thereunder and the Louisiana Riverboat Economic Development and Gaming Control Act (together with the Nevada Control Act, the "Gaming Laws") which have been obtained.

                  (j) Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                  (k) The Securities, including the Common Stock issuable upon the conversion thereof, have been approved for listing on the NYSE, subject to official notice of issuance.

                  (l) The Company and each of the Significant Subsidiaries has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to carry on its business as it is currently being conducted, to own, lease and operate its properties, and the Company has the requisite power and authority to authorize the offering of the Securities, including the Common Stock issuable upon conversion thereof, to execute, deliver and perform this Agreement and to issue, sell and deliver the Securities, including the Common Stock issuable upon conversion thereof, and each of the Company and the Significant Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure so to be qualified would not, singly or in the aggregate, have a material adverse effect on the business, results of operations, condition (financial or otherwise), prospects, or business affairs of the Company or the Subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (m) There is no action, suit, or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries, or any of their respective assets or properties, which is required to be disclosed in the Registration Statement or the Prospectus, or which have, or which would result in, singly or in the aggregate, a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the Company's performance of its obligations pursuant to this Agreement or the transactions contemplated hereby, and to the best of the Company's knowledge, after due inquiry, no such action, suit, or proceeding is contemplated or threatened.

                  (n) The firm of accountants that has certified or shall certify the applicable consolidated financial statements and supporting schedules and the notes thereto of the Company filed or to be filed with the Commission as part of the Registration Statement and the Prospectus are independent public accountants with respect to the Company and the Subsidiaries, as required by the Act. The consolidated financial statements, together with related schedules and notes, set forth or incorporated by reference in the Prospectus and the Registration Statement, comply as to form in all material respects with the requirements of the Act and fairly present the consolidated financial position of the Company and the Subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with GAAP consistently applied throughout such periods (except as may be indicated in the notes thereto).

                  (o) Subsequent to the respective dates as of which information is presented in the Registration Statement and the Prospectus and up to the Closing Date and any Option Closing Date, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business,
(ii) there has been no decision or judgment in the nature of litigation or arbitration that would have, singly or in the aggregate, a Material Adverse Effect, (iii) there has not been, singly or in the aggregate, any material adverse change that would have a Material Adverse Effect (a "Material Adverse Change").

                  (p) (i) Each of the Company and the Subsidiaries and each of the persons listed under the caption "Summary Compensation Table" in the Company's Proxy Statement for the 1996 Annual Meeting of stockholders (the "Management") has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals or rights (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, including, without limitation, all such Authorizations with respect to engaging in gaming operations in the States of Nevada, Louisiana, Missouri or Ontario, Canada, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except as would not have, singly or in the aggregate, a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect, except as would not have, singly or in the aggregate, a Material Adverse Effect, (iii) the Company and the Subsidiaries and each of the Management are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto and (iv) neither the Company nor any Subsidiary nor any of the Management has received any notice of proceedings relating to the revocation or modification of any such Authorization and no such Authorization contains any restrictions that are materially burdensome to any of them. Neither the Company nor any of the Subsidiaries has any reason to believe that any

Gaming Authorities are considering modifying, limiting, conditioning, suspending, revoking or not renewing any such Authorizations of the Company, any of the Subsidiaries or any of the Management or that either the Gaming Authorities or any other governmental agencies are investigating the Company or any of the Subsidiaries or related parties (other than normal overseeing reviews of the Gaming Authorities incident to the gaming, riverboat or casino activities, as the case may be, of the Company and the Subsidiaries). Neither the Company nor any of the Subsidiaries has any reason to believe that there is an existing basis for the Gaming Authorities to deny the renewal of the current casino and gaming licenses held by the Company or any of the Subsidiaries, or the Statement of Compliance held by the Company to operate in New Jersey, nor to fail to grant the Company a riverboat owners' license to operate a dockside casino complex in Kansas City, Missouri by any proposed commencement date of operations thereof.

                  (q) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters pursuant to
Section 7 hereof shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

            6.  INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless (i) each of the Underwriters and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the Underwriters (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person (any person referred to in clause
(i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions and expenses (collectively, "Liabilities"), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any supplement or amendment thereto), or the Prospectus (including any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such Liabilities are caused by an untrue statement or omission or alleged untrue statement or omission that is (x) made in reliance upon and in conformity with information relating to any of the Underwriters furnished in writing to the Company by or on behalf of the Underwriter through DLJ expressly for use in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus or (y) with respect to the Underwriter from whom the person asserting the Liabilities purchased Securities, made in any preliminary prospectus if a copy of the Prospectus (as amended or supplemented, if the Company shall have furnished the Underwriters with such amendments or supplements thereto on a timely basis) was not delivered by or on behalf of such Underwriter to the person asserting the Liabilities, if required by law to have been so delivered by the Underwriter seeking indemnification, at or prior to the written confirmation of the sale of the Securities, and it shall be finally determined by a court of competent jurisdiction, in a judgment not subject to appeal or review, that the Prospectus (as so amended or supplemented) would have corrected such untrue statement or omission. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

                  (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, such Underwriter (or the Underwriter controlled by such controlling person) promptly shall notify the Company in writing; PROVIDED that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement unless and only to the extent that such omission results in the loss or compromise of any material rights or defenses by the Company, as determined by a court of competent jurisdiction by final judgment. Upon receiving such notice, the Company shall be entitled to participate in any such action or proceeding and to assume, at its sole expense, the defense thereof, with counsel reasonably satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the Company) and, after written notice from the Company to such Indemnified Person of its election so to assume the defense thereof within five business days after receipt of the notice from the Indemnified Person of such action or proceeding, the Company shall not be liable to such Indemnified Person hereunder for legal expenses of other counsel subsequently incurred by such Indemnified Person in connection with the defense thereof, other than costs of investigation, unless (i) the Company agrees to pay such fees and expenses, or (ii) the Company fails promptly to assume such defense or fails to employ counsel reasonably satisfactory to such Indemnified Person, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and the Company or an affiliate of the Company, and either (x) there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to the Company or such affiliate or (y) a conflict may exist between such Indemnified Person and the Company or such affiliate. Upon the occurrence of any event in any of clause (ii) or (iii) of the immediately preceding sentence, if such Indemnified Person notifies the Company in writing, the Company shall not have the right to assume the defense thereof and such Indemnified Person shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company, regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Persons. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any Liabilities by reason of any settlement of any action effected with the written consent of the Company. The Company agrees to be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 10 business days after receipt by the Company of the aforesaid request for payment in respect of an indemnification obligation pursuant hereto and (ii) the Company shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought pursuant hereto (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such action, claim, litigation or proceeding.

                  (c) Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through DLJ expressly for use in the Registration Statement, Prospectus or preliminary prospectus, as applicable. In case any action or proceeding (including any governmental investigation) shall be brought or asserted against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus in respect of which indemnity is sought against any Underwriter pursuant to the foregoing sentence, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriters shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and each such controlling person shall have the rights and duties given to the Indemnified Person by
Section 6(b) above.

                  (d) If the indemnification provided for in this Section 6 is finally determined by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Securities or (ii), if the allocation provided by clause (i), above, is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i), above, but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company and its Subsidiaries, on the one hand, and the Underwriters (and its related Indemnified Persons), on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and its Subsidiaries bear to the total underwriting discounts and commissions received by such Underwriter, in each case as set forth in the Prospectus. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company and the Subsidiaries set forth herein shall be in addition to any liability or obligation the Company and the Subsidiaries may otherwise have to any Indemnified Person.

            The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by PRO rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the Liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, none of the Underwriters (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Securities purchased by such Underwriter exceeds the amount of any damages or liabilities which such Underwriter (and its related Indemnified Persons) has otherwise been required to pay or incur by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute to this Section 6(d) are several in proportion to the respective aggregate principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

            7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligation of the several Underwriters to purchase any Securities under this Agreement are subject to the satisfaction of each of the following conditions on the Closing Date and, as applicable, each Option Closing Date:

                  (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date and each Option Closing Date, if applicable, with the same force and effect as if made on and as of the Closing Date and each such Option Closing Date, if applicable, as well as the date hereof. The Company shall have performed or complied with all obligations and agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date and such Option Closing Date, if applicable.

                  (b) (i) The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A of the Act, such post-effective amendment shall have become effective (or, if any Securities are sold in reliance upon Rule 430A of the Act and no post-effective amendment is so required to be filed, the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) hereof)) not later than 5:00 p.m. (and in the case of a Registration Statement filed under 462(b) of the Act, not later than 10:00 p.m.) New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, (ii) at the Closing Date, and each Option Closing Date, if applicable, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and every request for additional information on the part of the Commission shall have been complied with in all material respects, and (iii) no stop order suspending the sale of the Securities in any jurisdiction referred to in Section 4(i) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency, body or official which would, as of the Closing Date and each Option Closing Date, if applicable, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction shall have been issued as of the Closing Date or any Option Closing Date, if applicable, which would prevent the issuance of the Securities. Subsequent to the execution and delivery of this

Agreement and prior to the Closing Date, and each Option Closing Date, if applicable, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the Act.

                  (d) (i) Since the earlier of the date hereof or the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or development involving a prospective material adverse change, in the capital stock or debt, of the Company or any of the Subsidiaries and (iii) the Company and the Subsidiaries shall have no liability or obligation, direct or contingent, that is material to the Company and the Subsidiaries, taken as a whole, and which is not disclosed in the Registration Statement and the Prospectus.

                  (e) You shall have received a certificate of the Company, dated the Closing Date and each Option Closing Date, if applicable, executed on behalf of the Company, by the executive vice president of Finance and the chief financial officer of the Company confirming, as of the Closing Date and each such Option Closing Date, if applicable, the matters set forth in paragraphs
(a), (b), (c) and (d) of this Section 7.

                  (f) On the Closing Date and each Option Closing Date, if applicable, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, and each Option Closing Date, if applicable, of Latham & Watkins, counsel for the Company, to the effect that:

                         (i) the Company has full power and authority to execute, deliver and perform this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement;

                      (ii) the Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                       (iii) the indenture dated as of _____, 1996 (the "Indenture") between the Company and The Bank of New York, as Trustee (the "Trustee") has been duly authorized, executed and delivered by the Company;

                        (iv) the shares of common stock, par value $2.50 per share, initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities, are free of preemptive rights and, when issued upon conversion of the Securities in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable;

                         (v) the Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you and the other Underwriters in accordance with the terms of this Agreement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

                        (vi) at the time it became effective and on the Closing Date and on each Option Closing Date, if applicable, the Registration Statement, including all documents incorporated by reference therein (except for financial statements, the notes thereto and related schedules and other financial and statistical data included therein and the Statement of Eligibility and Qualification of the Trustee on Form T-1 (the "Form T-1"), as to which no opinion need be expressed), complied as to form in all material respects with the Act, the Exchange Act and the TIA;

                       (vii) the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms;

                      (viii) the Securities, including the description of Common Stock into which the Securities are convertible, and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus;

                        (ix) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                         (x) the Indenture has been duly qualified under the Trust Indenture Act.

                        (xi) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                       (xii) the Registration Statement has become effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) and 430A under the Act;

                      (xiii) the statements set forth in the Prospectus under the heading "Certain Federal Income Tax Considerations," insofar as such statements constitute a summary of legal matters, are accurate in all material respects.

                  (g) On the Closing Date and each Option Closing Date, if applicable, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, and each Option Closing Date, if applicable, of William C. Lebo, Jr., General Counsel for the Company, to the effect that:

                         (i) each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, at the time it was filed or last amended (except for financial statements, the notes thereto and related schedules and other financial, numerical, statistical or accounting data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), complied as to form to the applicable requirements of the Exchange Act;

                        (ii) (a) the authorized capital stock of the Company conforms to the description thereof contained in the Registration Statement and the Prospectus under the caption, "Description of Capital Stock"; and (b) the shares of issued and outstanding Common Stock have been duly authorized and are validly issued and are fully paid and nonassessable and not subject to any preemptive or similar rights pursuant to the Delaware General Corporation Law or the Company's charter or bylaws;

                       (iii) the Company and each of the Significant Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of organization, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and, as applicable, to execute, deliver and perform its obligations pursuant to the Indenture and this Agreement, and is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure so to be qualified would not have, singly or in the aggregate, a Material Adverse Effect;

                        (iv) the execution and delivery of this Agreement and the Indenture, the issuance and sale of the Securities, the performance of the Company's obligations pursuant to this Agreement and the Indenture and the consummation of the transactions contemplated by this Agreement and the Indenture will not conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Significant Subsidiaries or the terms or provisions of, or constitute a default under, any statute, rule or regulation or to the best of such counsel's knowledge any material agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them is bound, or to which any of the assets or properties of the Company or any of the Subsidiaries is subject, or to the best of such counsel's knowledge any order of any court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or any of their properties;

                         (v) to the best of such counsel's knowledge, there is no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary or to which any of their respective property is subject of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus;

                        (vi) to the best of such counsel's knowledge, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

                       (vii) each of the Company and its Subsidiaries has such Authorizations from all regulatory or governmental officials, bodies and tribunals as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus;

                      (viii) all of the issued and outstanding shares of capital stock of, or other ownership interests in, each Significant Subsidiary have been duly and validly authorized and issued, and, except as disclosed in the Prospectus, the shares of capital stock of, or other ownership interests in, each Significant Subsidiary are owned, directly or through Subsidiaries, by the Company, are fully paid and nonassessable, and are owned free and clear of any Lien;

                        (ix) the descriptions in the Registration Statement and the Prospectus of statutes, tax matters, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements, notes or schedules or other financial data included therein or that part of the Registration Statement that constitutes Form T-1;

                         (x) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein by the Company, except such as have been obtained under the Act, the Trust Indenture Act of 1939, as amended, and except such as may be required under the blue sky laws and any applicable gaming laws (and any applicable real estate syndication laws) of any jurisdiction in connection with the offer, issuance and sale of the Notes and such other approvals (specified in such opinion) as have been obtained;

                        (xi) to the best knowledge of such counsel, no default exists and no event has occurred that with notice, lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which the Company or the Subsidiaries are a party or by which any of them is bound, which default is or would be material to the financial condition, earnings, prospects, business or properties of the Company and its consolidated subsidiaries taken as a whole;

                       (xii) to the best of such counsel's knowledge, there are no contracts or documents to which the Company or any Significant Subsidiary is a party or by which any of them may be bound of a character required to be described in the Registration Statement (or required to be filed under the Exchange Act, if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement other than those discussed therein or filed or incorporated by reference as exhibits thereto that are not described and filed as required, and the descriptions thereof or references thereto are materially correct.

            In addition, Latham & Watkins and William Lebo shall state that although such counsel has not undertaken to investigate or verify independently, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus included therein (except to the extent expressly referred to in clause (vii) and (ix), respectively, above), during the course of such counsel's participation in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and you, at which the contents of the Registration Statement and the Prospectus were discussed (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts have come to the attention of such counsel which cause it to
(1) believe that (except for financial statements, financial and statistical data and schedules included therein or omitted therefrom as to which such counsel need not express any belief) the

Registration Statement (as amended or supplemented, if applicable) at the time the Registration Statement or any post-effective amendment became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) believe that (except for financial statements, financial and statistical data and schedules included therein or omitted therefrom as to which such counsel need not express any belief) the Prospectus (as amended or supplemented) as of its date or the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            In rendering such opinions, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers and other representatives of the Company, certificates of public officials, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its Subsidiaries, provided that copies of any such statements or certificates shall be delivered or otherwise made available to your counsel.

                  (h)  You shall have received an opinion of
___________________________, counsel for the Company, dated as of the Closing Date and each Option Closing Date, if applicable, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                         (i) (a) the statements in the Prospectus under the caption "Regulation and Licensing" and the Statements in the Company's Form 10-K for the Fiscal year ended December 31, 1995 under the caption "Gaming Operations - Regulation and Licensing," insofar as such statements constitute a summary of state statutes, international laws, regulations, legal and governmental proceedings, have been reviewed by such counsel and are accurate in all material respects (except for financial data included therein or omitted therefrom, as to which counsel need express no opinion); and such counsel does not know of any legal or governmental proceedings in any state or country where the Company conducts, or proposes to conduct, gaming operations required to be described in the Registration Statement or Prospectus which are not described as required; and (b) no facts have come to the attention of such counsel that would lead such counsel to believe that the statements listed in clause (a) of this paragraph (i) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements, in light of the circumstances under which they are made, not misleading, or that the statements listed in clause (a) of this paragraph
      (i), as contained in the Prospectus at the time of filing thereof or on the date of such counsel's opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

                        (ii) no authorization, approval, consent or license issued by any Gaming Authority or any other governmental body, agency or official of any state or country where the Company conducts, or proposes to conduct, gaming operations is necessary in connection with the issuance of the Securities and the due authorization, execution, delivery and performance by the Company of this Agreement.

                  (i) You shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom ("Skadden Arps"), counsel for the Underwriters, in form and substance reasonably satisfactory to you.

                  (j) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date and each Option Closing Date, if any (in the latter cases constituting an affirmation of the statements set forth in the former), in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants complying with Rule 2-01 of

Regulation S-X of the Commission, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus as you shall reasonably require.

                  (k) Skadden Arps shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7, in order to evidence the accuracy, completeness and satisfaction in all material respects of any of the representations, warranties or conditions herein contained and to render the opinion referred to in Section 7(i).

                  (l) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

                  (m) The Company shall not have failed at or prior to the Closing Date, and each Option Closing Date, if applicable, to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date, and such Option Closing Date, if applicable.

            The several obligations of the Underwriters to purchase Additional Securities hereunder are subject to satisfaction on and as of each Option Closing Date of the conditions set forth in paragraphs (a) through (e), above, except that the opinions called for and the letters referred to shall be revised to reflect the sale of the Additional Securities.

            8. DEFAULTS. If on the Closing Date or any Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase Firm Securities or Additional Securities, as the case may be, which it has agreed to purchase hereunder on such date, and the aggregate amount of Firm Securities or Additional Securities, as the case may be, that such defaulting Underwriter(s) agreed but failed or refused to purchase does not exceed 10% of the total number of Securities to be purchased on such date by all of the Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Securities set forth opposite its name in Schedule I hereto bears to the total number of Firm Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Securities or Additional Securities, as the case may be, that such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Firm Securities or Additional Securities, as the case may be, that any Underwriter has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 8 by an amount in excess of one-ninth of such number of Firm Securities or Additional Securities, as the case may be, without the written consent of such Underwriter. If, on the Closing Date or on the Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase the Firm Securities or the Additional Securities, as the case may be, with respect to which such default exceeds 10% of such total number of the Securities to be purchased on such date by all Underwriter(s) and arrangements satisfactory to the other Underwriter(s) and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter(s) or the Company, except as otherwise provided in Section 9. In any such case that does not result in termination of this Agreement, the Underwriters or the Company may postpone the Closing Date or the Option Closing Date, as the case may be, for not longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default by any such Underwriter under this Agreement.

            9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the later of (i) the execution and delivery of this Agreement by the parties hereto, (ii) unless the Company intends to rely on Rule 430A of the Act, the effectiveness of the Registration Statement, and (iii) if the Company intends to rely on Rule 430A of the Act, the earlier of the effectiveness of a post-effective amendment filed in compliance with Rule 430A of the Act or the filing of a final prospectus pursuant to Rule 424(b).

            This Agreement may be terminated at any time on or prior to the Closing Date by the Representatives by notice to the Company if any of the following has occurred: (i) subsequent to the date the Registration Statement is declared effective or the date of this Agreement, any Material Adverse Change which makes it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in the Representatives' judgment make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) any suspension or limitation of trading generally in securities on the New York, American or Pacific Stock Exchanges, the National Association of Securities Dealers Automated Quotation National Market, or the over-the-counter markets or any setting of minimum prices for trading on such exchanges or markets, (iv) any declaration of a general banking moratorium by either Federal, California or New York authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Representatives' judgment has a material adverse effect on the financial markets in the United States, and would, in the Representatives' judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (vi) any securities of the Company or any of the Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading or reviewed for a possible change that does not indicate the direction of the possible change by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the Act, (vii) the delisting of the Common Stock from the NYSE, (viii) the enactment, publication, decree or other promulgation of any Federal or state statute, regulation, or rule or order of any court or other governmental authority which in the judgment of the Representatives' would be expected to have a Material Adverse Effect, or (ix) the commencement or any development with respect to any proposed, pending, threatened or contemplated investigation or inquest by a court or other governmental authority in respect of the Company, the Significant Subsidiaries or any person required to be licensed therewith which could in the judgment of the Underwriters make it impracticable or inadvisable to market the Securities.

            If this Agreement shall be terminated by the Underwriters pursuant to clause (i), (v) (vi), (vii), (viii) or (ix) of the second paragraph of this
Section 8 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 4(f) hereof.

            10. NOTICES. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to it at Hilton Hotels Corporation, 9336 Civic Center Drive, Beverly Hills, California 90210,
Attention: William C. Lebo, Jr., General Counsel, with a copy to Latham & Watkins, 633 West 5th Street, Suite 400, Los Angeles, California 90071,
Attention: Brian Cartwright, Esq., and (b) if to any Underwriter, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, and, in each case, with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Gregg A. Noel, Esq., or in any case to such other address as the person to be notified may have requested in writing.

            11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            12. SEVERABILITY. Any determination that any provision of this Agreement may be, or is, unenforceable shall not affect the enforceability of the remainder of this Agreement.

            13. SUCCESSORS. Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriter, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from the Underwriter merely because of such purchase.

            14. CERTAIN DEFINITIONS. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) "subsidiary" has the meaning set forth in Rule 405 of the Act and (c) "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" of the Company as defined under Regulation S-X promulgated by the Commission.

            15. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in one or more counterpart, the executed counterparts shall each be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

            16. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to effect the meaning or interpretation of, this Agreement.

            17. SURVIVAL. The indemnities and contribution provisions and the other agreements, representations and warranties of the Company, its officers and directors and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                             Very truly yours,


                                             HILTON HOTELS CORPORATION



                                             By: ________________________
                                                   Name:
                                                   Title:


The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MONTGOMERY SECURITIES
SALOMON BROTHERS INC
SCHRODER WERTHEIM & CO. INCORPORATED
Acting severally on behalf of themselves and as representatives of the several Underwriters named in Schedule I hereto

By:   DONALDSON, LUFKIN & JENRETTE
        SECURITIES CORPORATION


By: _______________________
      Name:
      Title:

                             SCHEDULE I



Underwriters                                             Number of
- ------------                                            Securities
                                                   to be Purchased
                                                   ---------------

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MONTGOMERY SECURITIES
SALOMON BROTHERS INC
SCHRODER WERTHEIM & CO.
  INCORPORATED



                      Total:                         _______________